Exhibit 32.1

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. §1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of KKR & Co. L.P. (the “Partnership”) on Form 10-Q for the period ended June 30, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Henry R. Kravis, Co-Chief Executive Officer of the general partner of the Partnership, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 7, 2013

/s/ Henry R. Kravis
Henry R. Kravis
Co-Chief Executive Officer

*                                         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.